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                                                                   EXHIBIT 10.36
                             BOND PURCHASE AGREEMENT

                                   $71,310,000
                DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY

           $49,540,000                               $21,770,000
 WATER FACILITIES REVENUE BONDS        WATER FACILITIES REVENUE REFUNDING BONDS
(AQUA PENNSYLVANIA, INC. PROJECT)         (AQUA PENNSYLVANIA, INC. PROJECT)
        SERIES A OF 2005                           SERIES B OF 2005


         Bond Purchase Agreement dated May 10, 2005, among the DELAWARE COUNTY INDUSTRIAL DEVELOPMENT AUTHORITY (the "Authority"), AQUA PENNSYLVANIA, INC., a Pennsylvania corporation (the "Company"), and SOVEREIGN SECURITIES CORPORATION, LLC, a Pennsylvania limited liability company (the "Underwriter").

         1. BACKGROUND.

            (a) The Authority proposes to enter into a Financing Agreement (the "Financing Agreement") dated as of May 1, 2005 with the Company, under which the Authority will agree to loan to the Company funds to (i) finance certain capital costs of numerous acquisitions, constructions, modifications, expansions, installations and replacements of water distribution, treatment and related operating systems located in the counties of Berks, Bucks, Chester, Delaware and Montgomery in Pennsylvania (the "2005A Facilities") that are part of the Company's system (the "System") for the distribution of water to its customers, and related financing costs (collectively, the "Construction Project"); and (ii) currently refund (the "Refunding Project") the Authority's Water Facilities Revenue Bonds (Philadelphia Suburban Water Company Project), Series of 1995 (the "1995 Bonds"), which were issued to finance certain capital costs of numerous acquisitions, constructions, modifications, expansions, installations and replacements of water distribution, treatment and related operating systems located in the counties of Bucks, Chester, Delaware and Montgomery in Pennsylvania (the "2005B Facilities" and, together with the 2005A Facilities, the "Facilities") and pay costs of issuance of the 1995 Bonds. To finance the loan under the Financing Agreement, the Authority proposes to issue and sell $49,540,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series A of 2005 (the "Series A Bonds") and $21,770,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project), Series B of 2005 (the "Series B Bonds" and, together with the Series A Bonds, the "2005 Bonds") to the Underwriter, who will in turn reoffer the 2005 Bonds for sale to the public.

            (b) The 2005 Bonds will be issued pursuant to the Pennsylvania Economic Development Financing Law, Act of August 23, 1967, P.L. 251, as amended and supplemented (the "Act"), a resolution adopted by the Authority on April 12, 2005 (the "Authority Resolution") and under a Trust Indenture dated as of May 1, 2005 (the "Trust Indenture"), between the Authority and Wachovia Bank, National Association, as trustee (the "Trustee"). The 2005 Bonds will have such terms as are set forth in Schedule I attached hereto.
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            The Series A Bonds will be payable out of payments by the Company under the Financing Agreement, including payments under its two First Mortgage Bonds issued with respect to the Series A Bonds in the aggregate principal amount of $49,540,000 (collectively, the "2005A First Mortgage Bond"). The Series B Bonds will be payable out of payments by the Company under the Financing Agreement, including payments under its First Mortgage Bond issued with respect to the Series B Bonds in the principal amount of $21,770,000 (the "2005B First Mortgage Bond" and, together with the 2005A First Mortgage Bond, the "First Mortgage Bonds"). The First Mortgage Bonds will be issued under and secured by the Company's Indenture of Mortgage dated as of January 1, 1941 (the "Indenture of Mortgage"), from the Company to J.P. Morgan Trust Company, National Association, as trustee (successor to The Pennsylvania Company for Insurance on Lives and Granting Annuities, The Pennsylvania Company for Banking and Trusts, The First Pennsylvania Banking and Trust Company, First Pennsylvania Bank, N.A., CoreStates Bank, N.A., Mellon Bank, N.A. and Chase Manhattan Trust Company, National Association) (the "Mortgage Trustee"), as presently amended and supplemented and as to be further supplemented by a Thirty-Ninth Supplemental Indenture of Mortgage to be dated as of May 1, 2005 (the "Thirty-Ninth Supplemental Mortgage," which together with the Indenture of Mortgage, as amended and supplemented, is referred to hereinafter as the "Mortgage"). Each First Mortgage Bond will be issued in the same principal amount and will mature on the same date and bear interest at the same rate as the series of 2005 Bonds that it secures. All of the Authority's rights under the Financing Agreement to receive and enforce repayment of its loan to the Company and to enforce payment of the 2005 Bonds, including all of the Authority's rights to the First Mortgage Bonds, and all of the Authority's rights to moneys and securities in the Project Funds, the Revenue Funds and the Debt Service Funds (and the accounts within all such Funds applicable to the 2005 Bonds) established by the Trust Indenture, except for the Authority's rights to certain fees and reimbursements for expenses, indemnification and notice thereunder and rights relating to amendments of and notices under the Financing Agreement, will be assigned to the Trustee as security for the 2005 Bonds pursuant to the Trust Indenture.

            (c) The proceeds of the Series B Bonds will be deposited with J.P. Morgan Trust Company, National Association, as trustee and escrow agent for the 1995 Bonds (the "Escrow Agent") pursuant to an Escrow Deposit Agreement dated as of May 1, 2005 (the "Escrow Agreement") among the Authority, the Company, the Escrow Agent and the Trustee. Such proceeds will be invested in United States Government securities and applied to pay the 1995 Bonds in full on August 15, 2005.

            (d) The Construction Project and the Refunding Project (collectively, the "Project") will finance and refinance, respectively, the acquisition, construction, installation and equipping of facilities for the furnishing of water for purposes of Section 142(a)(4) of the Internal Revenue Code of 1986, as amended (the "Code"), so that the interest on the 2005 Bonds will not be includable in gross income for federal income tax purposes under the Code and the Underwriter may offer the 2005 Bonds for sale without registration under the Securities Act of 1933, as amended (the "1933 Act) or qualification of the Trust Indenture under the Trust Indenture Act of 1939, as amended (the "1939 Act").


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            (e) A Preliminary Official Statement dated April 29, 2005, including the Appendices thereto and all documents incorporated therein by reference (the "Preliminary Official Statement"), has been supplied to the parties hereto, and a final Official Statement to be dated the date hereof, including the Appendices thereto and all documents incorporated therein by reference, prepared for use in such offerings will be supplied to the parties hereto as soon as it is available, subject to Section 10 hereof (such final Official Statement, as it may be amended or supplemented with the consent of the Authority, the Underwriter and the Company, is hereinafter referred to as the "Official Statement").

            (f) The 2005 Bonds will be insured by a bond insurance policy (the "Bond Insurance Policy") issued by Financial Guaranty Insurance Company (the "Bond Insurer").

         2. PURCHASE, SALE AND CLOSING. On the terms and conditions herein set forth, the Underwriter will buy from the Authority, and the Authority will sell to the Underwriter, all (but not less than all) of the 2005 Bonds at a purchase price equal to $70,929,354.65, which is equal to the $71,310,000 aggregate principal amount of the 2005 Bonds, plus original issue premium of $689,004.65, less the underwriting discount of $1,069,650. Payment for the 2005 Bonds shall be made in immediately available funds to the Trustee for the account of the Authority. Closing (the "Closing") will be at the offices of Ballard Spahr Andrews & Ingersoll, LLP, Philadelphia, Pennsylvania, bond counsel, at 10:00 a.m., Eastern Daylight Time, on May 19, 2005 or at such other date, time or place or in such other manner as may be agreed on by the parties hereto. The 2005 Bonds will be delivered as fully registered bonds, with one bond for each series, each in the aggregate principal amount of the applicable series in the name of Cede & Co., as nominee for The Depository Trust Company ("DTC"), with CUSIP numbers printed thereon, and shall conform in all respects to DTC's Book-Entry Only System. Delivery of the 2005 Bonds to DTC will be made by delivering the 2005 Bonds to the Trustee utilizing the DTC FAST system. If the Underwriter so requests, the 2005 Bonds shall be made available to the Underwriter (prior to their delivery to DTC) in Philadelphia, Pennsylvania at least three full business days before the Closing for purposes of inspection.

         The Underwriter agrees to make a bona fide public offering of the 2005 Bonds at the initial offering prices or yields set forth in the Official Statement; provided, however, that the Underwriter reserves the right (and the Authority and the Company hereby expressly acknowledge such right): (i) to make concessions to dealers; (ii) to effect transactions that stabilize or maintain the market price of the 2005 Bonds above that which might otherwise prevail in the open market and to discontinue at any time such stabilizing transactions; and (iii) to change such initial offering prices, all as the Underwriter shall deem necessary in connection with the marketing of the 2005 Bonds.

         3. AUTHORITY'S REPRESENTATIONS AND WARRANTIES. The Authority makes the following representations and warranties, all of which shall survive Closing; that:

            (a) The Authority is a body politic and corporate, duly created and existing under the Constitution and laws of the Commonwealth of Pennsylvania (the "Commonwealth"), and has, and at the date of Closing will have, full legal right, power and authority to: (i) enter into this Bond Purchase Agreement; (ii) execute and deliver the 2005 Bonds, the Trust Indenture, the Financing Agreement, this Bond Purchase Agreement, the Escrow Agreement and the Authority's tax certificate and the other various certificates executed by the Authority in connection therewith (collectively, with the Authority Resolution, the "Authority Financing Documents"); (iii) issue, sell and deliver the 2005 Bonds to the Underwriter as provided herein; and (iv) carry out and consummate the transactions contemplated by the Authority Financing Documents and the Official Statement to be carried out and/or consummated by it;

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            (b) The Authority Resolution was duly adopted at a public meeting of the Authority at which a quorum was present and acted throughout; and the Authority Resolution is in full force and effect and has not been amended, repealed or superseded in any way;

            (c) The sections entitled "INTRODUCTORY STATEMENT" (insofar as it relates to the Authority), "THE AUTHORITY" and "ABSENCE OF MATERIAL LITIGATION" (solely insofar as the information set forth therein relates to the Authority) contained in the Preliminary Official Statement as of its date did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (d) The sections entitled "INTRODUCTORY STATEMENT" (insofar as it relates to the Authority), "THE AUTHORITY" and "ABSENCE OF MATERIAL LITIGATION" (solely insofar as the information set forth therein relates to the Authority) contained in the Official Statement as of its date does not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements contained therein, in the light of the circumstances under which they were made, not misleading;

            (e) The Authority has complied, and will at the Closing be in compliance, in all material respects with the provisions of the Act;

            (f) The Authority has duly authorized and approved the Preliminary Official Statement and the Official Statement; and has duly authorized and approved the execution and delivery of, and the performance by the Authority of the obligations on its part contained in, the Authority Financing Documents;

            (g) To the best of the knowledge of the officer of the Authority executing this Bond Purchase Agreement, the Authority is not in material breach of or in default under any applicable law or administrative regulation of the Commonwealth or the United States; and the execution and delivery of the Authority Financing Documents, and compliance with the provisions of each thereof, do not and will not conflict with or constitute a breach of or default under any existing law, administrative regulation, judgment, decree, loan agreement, note, resolution, agreement or other instrument to which the Authority is a party or is otherwise subject;

            (h) All approvals, consents and orders of any governmental authority, board, agency or commission having jurisdiction that would constitute a condition precedent to the Authority's legal ability to issue the 2005 Bonds or to the Authority's performance of its obligations hereunder and under the Authority Financing Documents have been obtained or will be obtained prior to the Closing;

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            (i) The 2005 Bonds, when issued, authenticated and delivered in accordance with the Trust Indenture and sold to the Underwriter as provided herein, will be validly issued and will be valid and binding limited obligations of the Authority enforceable against the Authority in accordance with their terms (except as enforcement of remedies may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws or legal or equitable principles affecting the enforcement of creditors' rights ("Creditors' Rights Limitations"));

            (j) The terms and provisions of the Authority Financing Documents when executed and delivered by the respective parties thereto will constitute the valid, legal and binding obligations of the Authority enforceable against the Authority in accordance with their respective terms (except as enforcement of remedies may be limited by Creditors' Rights Limitations);

            (k) There is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, or public board or body, pending or, to the knowledge of the Authority after due inquiry, threatened against the Authority, affecting the existence of the Authority or the titles of its officers to their respective offices or seeking to prohibit, restrain or enjoin the sale, issuance or delivery of the 2005 Bonds or of the revenues or assets of the Authority pledged or to be pledged to pay the principal of and interest on the 2005 Bonds, or the pledge thereof, or in any way contesting or affecting the validity or enforceability of the Authority Financing Documents or contesting in any way the completeness or accuracy of the Preliminary Official Statement or the Official Statement, or contesting the power or authority of the Authority with respect to the issuance of the 2005 Bonds or the execution, delivery or performance of any of the Authority Financing Documents, wherein an unfavorable decision, ruling or finding would affect in any way the validity or enforceability of any of the Authority Financing Documents;

            (l) The net proceeds received from the 2005 Bonds and applied in accordance with the Trust Indenture and Financing Agreement shall be used in accordance with the Act as described in the Official Statement;

            (m) The Authority has not been notified of any listing or proposed listing by the Internal Revenue Service to the effect that the Authority is a bond issuer whose arbitrage certifications may not be relied upon; and

            (n) Any certificate signed by any of the authorized officers of the Authority and delivered to the Underwriter shall be deemed a representation and warranty by the Authority to the Underwriter as to the statements made therein.

         4. COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company makes the following representations and warranties on and as of the date hereof and as of the date of Closing, all of which will survive the Closing:

            (a) The Company has not sustained since December 31, 2004 any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree; and since the respective dates as of which information is given in the Official Statement, there have not been any material changes in the outstanding capital stock or the long-term debt of the Company or any material adverse change, or a development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or contemplated in the Official Statement;

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            (b) The Company was organized, is in good standing and subsists as a corporation under the laws of the Commonwealth, with power (corporate and other) to own its properties and conduct its business as described in the Official Statement;

            (c) Each First Mortgage Bond has been duly authorized; and, when issued and delivered as contemplated by this Bond Purchase Agreement, will have been duly executed, authenticated, issued and delivered and will constitute a valid and legally binding obligation of the Company entitled to the benefits provided by the Mortgage;

            (d) The Original Indenture has been duly authorized, executed and delivered by the Company, and the Thirty-Ninth Supplemental Mortgage has been duly authorized by the Company. When the Thirty-Ninth Supplemental Mortgage, in substantially the form approved by the Company, has been executed and delivered by the Company and assuming due authorization and execution by the Mortgage Trustee, and recorded as required by law, the Mortgage (i) will constitute a valid and legally binding instrument enforceable against the Company in accordance with its terms except as enforceability may be limited by Creditors' Rights Limitations; (ii) will constitute a direct, valid and enforceable first mortgage lien (except as enforceability of such lien may be limited by Creditors' Rights Limitations) upon all of the properties and assets of the Company (not heretofore released as provided for in the Mortgage) specifically or generally described or referred to in the Mortgage as being subject to the lien thereof, excepting permitted liens under the Mortgage and excepting property and assets that the Mortgage expressly excludes from the lien thereof; and (iii) and will create a mortgage upon all properties and assets acquired by the Company after the execution and delivery of the Thirty-Ninth Supplemental Mortgage and required to be subjected to the lien of the Mortgage pursuant thereto when so acquired, except for permitted liens under the Mortgage. The Original Indenture has been and the Thirty-Ninth Supplemental Mortgage will be duly filed, recorded or registered in each place in the Commonwealth in which such filing, recording or registration was or is required to protect and preserve the lien of the Mortgage; and all necessary approvals of regulatory authorities, commissions and other governmental bodies having jurisdiction over the Company required to subject the mortgaged properties and assets or trust estate (as defined in the Mortgage) to the lien of the Mortgage have been duly obtained;

            (e) In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has good and marketable title to (i) all of its real property currently held in fee simple; and (ii) all of its other interests in real property (other than certain rights of way, easements, occupancy rights, riparian and flowage rights, licenses, leaseholds, and real property interests of a similar nature). In each case such title is free and clear of all liens, encumbrances and defects except such as may be described in the Official Statement, the lien of the Mortgage, permitted liens under the Mortgage or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company. Any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company;

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            (f) In each of the following cases except for such exceptions that are not material and do not interfere with the conduct of the business of the Company, the Company has all licenses, franchises, permits, authorizations, rights, approvals, consents and orders of all governmental authorities or agencies necessary for the ownership or lease of the properties owned or leased by it and for the operation of the business carried on by it as described in the Official Statement, and all water rights, riparian rights, easements, rights of way and other similar interests and rights described or referred to in the Mortgage necessary for the operation of the business carried on by it as described in the Official Statement. Except as otherwise set forth in the Official Statement, all such licenses, franchises, permits, orders, authorizations, rights, approvals and consents are in full force and effect and contain no unduly burdensome provisions; except as otherwise set forth in the Official Statement, there are no legal or governmental proceedings pending or, to its knowledge after due inquiry, threatened that would result in a material modification, suspension or revocation thereof. The Company has the legal power to exercise the rights of eminent domain for the purposes of conducting its water utility operations;

            (g) The issue and sale of the 2005 Bonds, the issue and delivery of the First Mortgage Bonds and the compliance by the Company with all of the applicable provisions of the First Mortgage Bonds and the Mortgage and the execution, delivery and performance by the Company of the Thirty-Ninth Supplemental Mortgage, the Financing Agreement, this Bond Purchase Agreement, the Escrow Agreement and the Continuing Disclosure Agreement will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance (other than the lien of the Mortgage) upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company are subject, nor will such action result in a violation of the provisions of the Articles of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property. No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body (other than those already obtained) is required to be obtained by the Company for the issue and sale of the 2005 Bonds, the issue and delivery of the First Mortgage Bonds, the execution, delivery and performance by the Company of this Bond Purchase Agreement, the Financing Agreement, the Thirty-Ninth Supplemental Mortgage, the First Mortgage Bonds, the Escrow Agreement and the Continuing Disclosure Agreement, or the consummation by the Company of the other transactions contemplated by this Bond Purchase Agreement or the Mortgage;

            (h) The Pennsylvania Public Utility Commission by order has duly authorized the issuance and delivery of the First Mortgage Bonds on terms not inconsistent with this Bond Purchase Agreement;

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            (i) The Company is not a holding company, a registered holding company or an affiliate of a registered holding company within the meaning of the Public Utility Holding Company Act of 1935, as amended;

            (j) There are no legal or governmental proceedings pending to which the Company is a party or to which any property of the Company is subject, other than as set forth in the Official Statement and other than litigation incident to the kind of business conducted by the Company, wherein an unfavorable ruling, decision or finding is likely that would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company; and, to the best of the Company's knowledge after due diligence, no such proceedings are threatened by governmental authorities or threatened by others;

            (k) (i) The Project consists of either land or property of a character subject to depreciation for federal income tax purposes and will be used to furnish water that is or will be made available to members of the general public (including electric utility, industrial, agricultural, or commercial users); (ii) the rates for the furnishing or sale of the water have been established or approved by a State or political subdivision thereof, by an agency or instrumentality of the United States, or by a public service or public utility commission or other similar body of any State or political subdivision thereof; and (iii) all other information supplied by the Company to the Underwriter with respect to the exclusion from gross income pursuant to Section 103 of the Code of the interest on the 2005 Bonds is correct and complete;

            (l) The Company has not, within the immediately preceding ten (10) years, defaulted in the payment of principal or interest on any of its bonds, notes or other securities, or any legally authorized obligation issued by it; and

            (m) The information with respect to the Company and the Project and the descriptions of the First Mortgage Bonds and the Mortgage contained in the Preliminary Official Statement and the Official Statement (including appendices A and B thereto) do not contain an untrue statement of a material fact or omit to state a material fact necessary to make such information and descriptions, in the light of the circumstances under which they were made, not misleading.

         5. AUTHORITY'S COVENANTS. The Authority will:

            (a) furnish such information, execute such instruments and take such other action in cooperation with the Underwriter as the Underwriter may reasonably request to qualify the 2005 Bonds for offer and sale under the Blue Sky or other securities laws and regulations of such states and other jurisdictions in the United States of America as the Underwriter may designate and will assist, if necessary therefor, in the continuance of such qualifications in effect so long as required for distribution of the 2005 Bonds; provided, however, that the Authority shall in no event be required to file a general consent to suit or service of process or to qualify as a foreign corporation or as a dealer in securities in any such state or other jurisdiction;

            (b) not, on its part, amend or supplement the Official Statement without prior notice to and the consent of the Underwriter and the Company and will advise the Underwriter and the Company promptly of the institution of any proceedings by any governmental agency or otherwise affecting the use of the Official Statement in connection with the offer and sale of the 2005 Bonds; and

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

            (c) refrain from knowingly taking any action (and permitting any action with regard to which the Authority may exercise control) which would result in the loss of the exclusion from gross income for federal income tax purposes of interest on the 2005 Bonds referred to under the caption "TAX MATTERS" in the Official Statement.

         6. COMPANY'S COVENANTS. The Company agrees that it will:

            (a) refrain from knowingly taking any actions (and from permitting any action with regard to which the Company may exercise control) that would result in the loss of the exclusion from gross income for federal tax purposes of interest on the 2005 Bonds;

            (b) indemnify and hold harmless the Authority, its members, directors, officers, agents, attorneys, and employees and the Underwriter, its officers, directors, officials, agents, attorneys, employees, and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), from and against all losses, claims, damages, liabilities and expenses, joint or several, to which the Authority and the Underwriter, or either of them, or any of their respective members, directors, officers, agents, attorneys, and employees and each person, if any, who controls the Underwriter within the meaning of the 1933 Act or 1934 Act as aforedescribed may become subject, under federal laws or regulations, or otherwise, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon: (i) a breach of the Company's representations included in this Agreement; (ii) any untrue statement or alleged untrue statement of any material fact pertaining to the Project or the Company set forth in the Official Statement, the Preliminary Official Statement or any amendment to either; or (iii) the willful or negligent omission of (or the alleged omission to state) a material fact in the Official Statement, in the Preliminary Official Statement, or in any amendment or supplement to either, as such fact is required to be stated therein or necessary to make the statements therein that pertain to the Company or the Project not misleading in the light of the circumstances under which they were made; or (iv) arising by virtue of the failure to register the 2005 Bonds under the 1933 Act or the failure to qualify the Indenture under the 1939 Act; or (v) arising by virtue of any audit or investigation conducted by a state or federal agency, department or entity questioning, among other things, the tax-exempt status of the 2005 Bonds;

            (c) undertake, pursuant to the Continuing Disclosure Agreement dated as of May 1, 2005 to be entered into between the Company and the Trustee (the "Continuing Disclosure Agreement"), to provide annual reports and notices of certain material events in accordance with Rule 15c2-12 under the 1934 Act, as amended ("Rule 15c2-12"). A description of this undertaking and the Continuing Disclosure Agreement is set forth in the Preliminary Official Statement and will also be set forth in the Final Official Statement; and

            (d) not amend or supplement the Official Statement without prior notice to, and the consent of, the Underwriter, and will advise the Underwriter and the Authority promptly of the institution of any proceedings by any governmental agency or otherwise affecting the use of the Official Statement in connection with the offer and the sale of the 2005 Bonds.

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         7. UNDERWRITER'S COVENANT AND REPRESENTATIONS AND WARRANTIES.

            (a) By acceptance hereof the Underwriter agrees to indemnify and hold harmless the Authority, its members, directors, officers, agents, attorneys, and employees and the Company, its officers, directors, agents, attorneys, and employees and each person if any, who controls the Company within the meaning of Section 15 of the 1933 Act against all or several claims, losses, damages, liabilities and expenses asserted against them, or any of them, at law or in equity, in connection with (i) the offering and sale of the 2005 Bonds on the grounds that the information under the caption "UNDERWRITING" in the Preliminary Official Statement or the Official Statement (or any supplement or amendment to said information) contains an untrue or allegedly untrue statement of a material fact or omits or allegedly omits to state any material fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made (it being understood that the Underwriter furnished only the information under such "UNDERWRITING" heading), or (ii) failure on the part of the Underwriter to deliver an Official Statement to any purchaser. The Underwriter will reimburse any legal or other expenses reasonably incurred by a party, person or entity indemnifiable under this
Section 7 in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability that the Underwriter may otherwise have. The Underwriter shall not be liable for any settlement of, any such action effected without its consent.

            (b) The Underwriter will be paid an underwriting discount of $1,069,650 with respect to the 2005 Bonds. In connection with any investment of proceeds of the Bonds, the Underwriter has not been paid a fee, paid a fee or caused a fee to be paid (and will not be paid a fee, pay a fee or cause a fee to be paid) to any other person, company, partnership, entity or the like in connection with any such investments. Moreover, the Underwriter has no reason to believe that any person, company, partnership, entity or the like received a fee (or will receive a fee) from the provider of any such investments, except as has been expressly disclosed in writing to the Authority on or prior to the date hereof.

            (c) The Underwriter acknowledges that the Authority is relying upon the veracity of the certification in clause (b) above on the date hereof as a condition precedent to lending the proceeds of the 2005 Bonds to the Company.

            (d) The Underwriter agrees to deliver the certificate attached hereto as Exhibit E to the Authority on the date of the Closing.

         8. NOTICE OF INDEMNIFICATION; SETTLEMENT. Promptly after a party, person or entity indemnifiable under Section 6 or 7 of this Bond Purchase Agreement (an "Indemnitee") receives notice of the commencement of any audit, investigation or action against such Indemnitee in respect of which indemnity is to be sought by the Indemnitee against the Company or an Underwriter, as the case may be (the "Indemnifying Party"), the Indemnitee will notify the Indemnifying Party in writing of such action, and the Indemnifying Party may assume the defense thereof, including the employment of counsel and the payment of all expenses; but the omission so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability that it may have to the Indemnitee otherwise than hereunder. The Indemnifying Party shall not be liable for any settlement of any such action effected without its consent, but if settled with the consent of the Indemnifying Party or if there is a final judgment for the plaintiff in any such action, the Indemnifying Party will indemnify and hold harmless the Indemnitee from and against any loss or liability by reason of such settlement or judgment. The indemnity agreements contained in this Bond Purchase Agreement (i) shall include reimbursement for expenses reasonably incurred by an Indemnitee in investigating the claim and in defending it if the Indemnifying Party declines to assume the defense and (ii) shall survive delivery of the 2005 Bonds. Notwithstanding the foregoing, in the event of an investigation or audit by the Internal Revenue Service or the Securities and Exchange Commission or any other state or federal agency, department, or entity with respect to the 2005 Bonds, the Authority shall have the right and duty to undertake its own defense, including the employment of counsel, with full power to litigate, compromise or settle the same on its own behalf, and the Company agrees that it will indemnify and hold the Authority harmless for all costs and expenses, including, but not limited to, attorney fees and expenses and costs, of any such settlement.

         9. EQUITABLE CONTRIBUTION. If the indemnification provided for in
Section 6(b) of this Bond Purchase Agreement is unavailable to the Underwriter (or any controlling person thereof) in respect of any losses, claims, damages or liabilities referred to therein, then the Company shall, in lieu of indemnifying the Underwriter, contribute to the amount paid or payable by the Underwriter as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative benefits received by the Company and the Underwriter, respectively, from the offering of the 2005 Bonds. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then the Company shall contribute to such amount paid or payable by the Underwriter in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Underwriter, respectively, in connection with the statements or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefit received by the Company or the Underwriter shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting issuance costs and expenses other than underwriting fees and commissions) received by the Company, on the one hand, bear to the total underwriting fees and commissions received by the Underwriter, on the other hand. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact related to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this
Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 9. The amount paid or payable by the Underwriter as a result of the losses, claims, damages or liabilities referred to above in this
Section 9 shall be deemed to include any reasonable legal or other expenses reasonably incurred by the Underwriter in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 9, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the 2005 Bonds underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that the Underwriter has otherwise been required to pay by reason of such untrue or allegedly untrue statement or omission or alleged omission.

         10. OFFICIAL STATEMENT; PUBLIC OFFERING.

            (a) In order to enable the Underwriter to comply with Rule 15c2-12:
(i) the Company has prepared (or caused to be prepared) the Preliminary Official Statement, which the Company and the Authority (but, in the case of the Authority, only with respect to the information therein under the headings "THE AUTHORITY" and, insofar as they relate to the Authority, "INTRODUCTORY STATEMENT" and "ABSENCE OF MATERIAL LITIGATION") deem final and complete as of its date except for certain "Permitted Omissions" as described in Rule 15c2-12;
(ii) the Company shall provide to the Underwriter sufficient copies of the Official Statement in sufficient time to accompany any confirmation that requires payment from any customer and in any event within seven business days after the date of this Bond Purchase Agreement; and (iii) of which the Company has or gains knowledge would render the Official Statement misleading in any material respect in the period from the date of its delivery to the Underwriter by the Company (as that phrase is defined in Rule 15c2-12) then the Company shall promptly give the Underwriter notice thereof. The Authority and the Company hereby authorize the use of the Preliminary Official Statement and the Official Statement by the Underwriter in connection with the offering of the 2005 Bonds.

            (b) After the Closing, and until the Underwriter has informed the Authority and the Company that the Underwriter has sold all the 2005 Bonds, the Authority and the Company will not adopt or distribute any amendment of or supplement to the Official Statement, except with the prior written consent of the Underwriter; and if any event relating to or affecting the Authority, the Company or the 2005 Bonds shall occur, the result of which shall make it necessary, in the opinion of the Underwriter, to amend or supplement the Official Statement in order to make it not misleading in the light of the circumstances existing at that time, the Company shall forthwith prepare, and the Company and the Authority shall approve for distribution, a reasonable number of copies of an amendment of or supplement to the Official Statement, in form and substance reasonably satisfactory to the Underwriter, so that the Official Statement then will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances existing at that time, not misleading. The Authority shall cooperate with the Company in the issuance and distribution of any such amendment or supplement.

            (c) Upon Closing, the Underwriter shall promptly provide a Nationally Recognized Municipal Securities Information Repository ("NRMSIR") and the Municipal Securities Rulemaking Board ("MSRB") with a copy of the Official Statement for filing in accordance with Rule 15c2-12, and inform the Authority and the Company in writing as to (i) the date and place of such filing and (ii) the date of the end of the underwriting period.

         11. CONDITIONS OF UNDERWRITER'S AND AUTHORITY'S OBLIGATIONS. The Underwriter's obligations to purchase and pay for the 2005 Bonds and the Authority's obligation to issue and deliver the 2005 Bonds are subject to fulfillment of the following conditions at or before Closing:

            (a) The representations of the Authority and the Company herein shall be true in all material respects on and as of the date of the Closing and shall be confirmed by appropriate certificates at Closing;

            (b) Neither the Authority nor the Company shall be in default in the performance of any of their respective covenants herein;

            (c) The Underwriter shall have received:

                  (i) An opinion of Ballard Spahr Andrews & Ingersoll, LLP, Bond
            Counsel, dated the date of Closing, substantially in the form attached as Exhibit A hereto, addressed to (or with reliance letters delivered in respect of) the Authority, the Trustee and the Underwriter;

                  (ii) An opinion of Ballard Spahr Andrews & Ingersoll, LLP,
            Bond Counsel, dated the date of Closing, substantially in the form attached as Exhibit B hereto, addressed to the Underwriter;

                  (iii) An opinion of Blank Rome LLP, counsel for the Authority, dated the date of Closing, substantially in the form attached as Exhibit C hereto, addressed to the Underwriter and in form and substance reasonably satisfactory to the Underwriter and Bond Counsel;

                  (iv) Opinions of Dilworth Paxson LLP, counsel to the Company, and the Company's Senior Vice President - Law and Administration, dated the date of Closing, substantially in the forms attached as Exhibit D hereto, addressed to the Underwriter, the Authority and Bond Counsel, in form and substance reasonably satisfactory to the Underwriter and to Bond Counsel;

                  (v) An opinion of Saul Ewing LLP, counsel for the Underwriter, in form and substance reasonably satisfactory to the Underwriter;

                  (vi) An opinion of legal counsel to the Bond Insurer in form and substance reasonably satisfactory to Bond Counsel and the Underwriter, relating to the enforceability of the Bond Insurance Policy and the information concerning the Bond Insurer in the Official Statement;

                  (vii) An agreed upon procedures letter dated the date of the
            Official Statement and addressed to the Company from the Company's auditor with respect to financial information set forth in Appendix A to the Official Statement, in form and substance reasonably satisfactory to the Underwriter;

                  (viii) A certificate dated the date of Closing executed by the
            Chairman of the Authority to the effect that:

                         (A) the representations and warranties of the Authority
                  contained herein, to the best of the knowledge of such Chairman, are true and correct in all material respects as of the date of Closing; and

                         (B) to the best of the knowledge of such Chairman, the
                  Authority has complied in all material respects with all agreements executed by the Authority in connection with issuance of the 2005 Bonds and satisfied in all material respects the Authority's covenants contained in Section 5 herein and all of the conditions on its part to be performed or satisfied at or prior to the Closing;

                  (ix) A certificate dated the date of Closing executed by the chief financial officer of the Company to the effect that:

                         (A) the representations and warranties of the Company
                  in this Bond Purchase Agreement are true and correct in all material respects as of the date of Closing;

                         (B) the Preliminary Official Statement and the Official
                  Statement, as of their respective dates, insofar as they relate to the Company, do not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, under the circumstances in which they were made, not misleading in any respect; and

                         (C) no event affecting the Company has occurred since
                  the date of the Bond Purchase Agreement that is required to be disclosed in the Official Statement in order to make the statements and information therein not misleading in any material respect;

                  (x) Two executed copies of the Trust Indenture, the Financing
            Agreement, the Bond Purchase Agreement, the Thirty-Ninth Supplemental Mortgage, the Escrow Agreement and the Continuing Disclosure Agreement and specimen copies of the First Mortgage Bonds;

                  (xi) Two copies of the Articles of Incorporation and By-laws of the Company, as amended to the date of Closing, and of the resolutions of the Board of Directors of the Company authorizing and approving the execution and delivery of this Bond Purchase Agreement, the Financing Agreement, the First Mortgage Bonds, the Thirty-Ninth Supplemental Mortgage, the Escrow Agreement, the Continuing Disclosure Agreement and the incurrence of indebtedness with respect thereto and all transactions described in the Official Statement and contemplated by this Bond Purchase Agreement, all certified by its Secretary or Assistant Secretary;

                  (xii) Two copies of the Authority Resolution;

                  (xiii) One or more letters from the Company's auditor, dated the date of the Preliminary Official Statement and the Official Statement and addressed to the Company, consenting to the use of the financial statements prepared by such firm and all references to such firm contained in the Preliminary Official Statement and the Official Statement;

                  (xiv) Evidence of the issuance of the Bond Insurance Policy by the Bond Insurer, which policy shall unconditionally and irrevocably guarantee the payment when due of the principal of and interest on the 2005 Bonds;

                  (xv) Evidence satisfactory to the Underwriter of a rating of
            "AAA" assigned by Standard & Poor's Ratings Services, a Division of The McGraw-Hill Companies, and that such rating is in full force and effect as of the date of Closing;

                  (xvi) Evidence satisfactory to Bond Counsel and the
            Underwriter of the receipt by the Authority of a Preliminary Allocation relating to the Series A Bonds from the Pennsylvania Department of Community and Economic Development and of the registration of a Securities Certificate relating to the First Mortgage Bonds and the 2005 Bonds with the Pennsylvania Public Utility Commission;

                  (xvii) A copy of the verification report prepared by the
            verification agent with respect to the sufficiency of the escrow established under the Escrow Agreement; and

                  (xviii) Such additional documentation as the Underwriter or its counsel or Bond Counsel may reasonably request to evidence compliance with applicable law and the validity of the 2005 Bonds, the Financing Agreement, the Trust Indenture, this Bond Purchase Agreement, the Mortgage, the First Mortgage Bonds, the Escrow Agreement and the Continuing Disclosure Agreement, and to evidence that the interest on the 2005 Bonds is not includable in gross income under the Code and the status of the offering under the 1933 Act and the 1939 Act;

            (d) At Closing there shall not have been any material adverse change in the financial condition of the Company or any adverse development concerning the business or assets of the Company that would result in a material adverse change in the prospective financial condition or results of operations of the Company from that described in the Official Statement, which, in the judgment of the Underwriter, makes it inadvisable to proceed with the sale of the 2005 Bonds; and the Underwriter shall have received certificates of the Company certifying that no such material adverse change has occurred or, if such a change has occurred, full information with respect thereto; and

            (e) The Underwriter shall deliver at Closing a certificate in form acceptable to Bond Counsel to the effect that the Underwriter has sold to the public (excluding bond houses and brokers) a substantial amount of the 2005 Bonds at initial offering prices no higher than, or yields no lower than, those shown on the cover page of the Official Statement and that such certificate may be relied upon for purposes of determining compliance with Section 148 of the Code.

         12. EVENTS PERMITTING THE UNDERWRITER TO TERMINATE. The Underwriter may terminate its obligation to purchase the 2005 Bonds at any time before Closing if any of the following occurs:

            (a) A legislative, executive or regulatory action or proposed action, or a court decision, which in the reasonable judgment of the Underwriter casts sufficient doubt on the legality of, or the exclusion from gross income for federal income tax purposes of interest on, obligations such as the 2005 Bonds so as to materially impair the marketability or materially lower the market price of the 2005 Bonds; or

            (b) Any action by the Securities and Exchange Commission or a court that would require registration of the 2005 Bonds or the First Mortgage Bonds under the 1933 Act or qualification of the Indenture under the 1939 Act; or

            (c) Any general suspension of trading in securities on the New York Stock Exchange or the establishment, by the New York Stock Exchange, by the Securities and Exchange Commission, by any federal or state agency, or by the decision of any court, of any limitation on prices for such trading, or any outbreak of hostilities or other national or international calamity or crisis, or any material escalation in any such hostilities, calamity or crisis, the effect of which on the financial markets of the United States of America shall be such as to materially impair the marketability or materially lower the market price of the 2005 Bonds; or

            (d) Any event or condition occurring or arising after the date hereof, which in the reasonable judgment of the Underwriter renders untrue or incorrect, in any material respect as of the time to which the same purports to relate, the information contained in the Official Statement, or which requires that information not reflected in the Official Statement or Appendices thereto should be reflected therein in order to make the statements and information contained therein not misleading in any material respect as of such time; provided that the Authority, the Company and the Underwriter will use their best efforts to amend or supplement the Official Statement to reflect, to the reasonable satisfaction of the Underwriter, such changes in or additions to the information contained in the Official Statement; or

            (e) Pending or threatened litigation affecting or arising out of the ownership of the Facilities or any other facilities of the Company or the issuance of the 2005 Bonds, which, in the reasonable judgment of the Underwriter, would materially impair the marketability or materially lower the market price of the 2005 Bonds; or

            (f) Quantities of the Official Statement are not delivered to the Underwriter in a timely manner as required by Section 10 hereof. If the Underwriter terminates its obligation to purchase the 2005 Bonds because any of the conditions specified in Section 11 hereof or this Section 12 shall not have been fulfilled at or before the Closing, such termination shall not result in any liability on the part of the Authority, the Underwriter, or, except for the payment of such costs of issuance described in Section 13 hereof which are due and payable, the Company.

         13. EXPENSES. All expenses and costs of the authorization, issuance, sale and delivery of the 2005 Bonds including, without limitation, accrued interest and redemption premium due on the 1995 Bonds, the preparation of and furnishing to the Underwriter of the Preliminary Official Statement and the Official Statement, the preparation and execution of the 2005 Bonds, the Financing Agreement, the Trust Indenture, the First Mortgage Bonds, the Thirty-Ninth Supplemental Mortgage, the Escrow Agreement, the Continuing Disclosure Agreement and this Bond Purchase Agreement, the Insurance Policy premium, rating agency fees, the issuance and closing fees of the Authority, the fees and disbursements of counsel to the Authority, the fees and disbursements of Bond Counsel, the fees and disbursements of counsel to the Underwriter and the expenses incurred in connection with qualifying the 2005 Bonds for sale under the securities laws of various jurisdictions and preparing Blue Sky and legal investment memoranda, shall be paid by the Company from funds contributed by the Company and not from proceeds of the 2005 Bonds. The Authority shall, bear no out-of-pocket expense in connection with the transactions contemplated by this Bond Purchase Agreement. The Underwriter will pay all other expenses of the Underwriter in connection with the public offering of the 2005 Bonds.

14. EXECUTION IN COUNTERPARTS. This Bond Purchase Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Bond Purchase Agreement by signing any such counterpart.

15. NOTICES AND OTHER ACTIONS. All notices, requests, demands and formal actions hereunder will be in writing mailed, faxed (with confirmation of receipt) or delivered by nationally recognized, next-day delivery service to:

         The Underwriter:

                  Sovereign Securities Corporation, LLC
                  Mail Code: 20-210-CPC LLC
                  1500 Market Street
                  Centre Square-Concourse
                  Philadelphia, Pennsylvania 19102
                  Attention: George C. Werner, III
                  Managing Director
                  Fax #: (267) 675-0643
                  Email: gwerner@sovereignbank.com
                         -------------------------

         The Company:

                  Aqua Pennsylvania, Inc.
                  762 Lancaster Avenue
                  Bryn Mawr, Pennsylvania 19010
                  Attention: Kathy Lee Pape,
                      Vice President, Treasurer & Rate Counsel
                  Fax #: (610) 519-0989
                  Email:  klpape@aquaamerica.com

         The Authority:

                  Delaware County Industrial Development Authority 200 East State Street, Suite 205
                  Media, Pennsylvania 19063
                  Attention: J. Patrick Killian, Commerce Director Fax #: (610) 566-7337
                  Email: info@delcopa.org

         16. GOVERNING LAW. This Bond Purchase Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, excluding those relating to choice of laws or conflict of laws, and may not be assigned by the Authority, the Company or the Underwriter.

         17. SUCCESSORS. This Bond Purchase Agreement will inure to the benefit of and be binding upon the parties and their respective successors and, as to Sections 6, 7 and 8 hereof, the Indemnitees, and will not confer any rights upon any other person. The term "successor" shall not include any holder of any Bonds merely by virtue of such holding.

         18. LIMITATIONS ON LIABILITY. No personal recourse shall be had for any claim based on this Bond Purchase Agreement or the 2005 Bonds against any board member, officer, agent, employee, or attorney past, present or future, of the Authority or any successor body as such, either directly or through the Authority or any successor body, under any constitutional provision, statute, or rule of law or by enforcement of any assessment or penalty or otherwise. Notwithstanding any provision or obligation to the contrary in this Bond Purchase Agreement, the liability of the Authority for payments of any kind, nature or description provided for herein or in any other document executed pursuant hereto shall be limited to the revenues derived by the Authority from the Financing Agreement.

         IN WITNESS WHEREOF, the Authority, the Company and the Underwriter have caused their duly authorized Underwriters to execute and deliver this Bond Purchase Agreement as of the date first written above.


                                  DELAWARE COUNTY INDUSTRIAL
                                  DEVELOPMENT AUTHORITY


                                  By: HENRY COLEMAN
                                      -------------------------------
                                      Henry Coleman
                                      Chairman



                                  AQUA PENNSYLVANIA , INC.


                                  By: KATHY L. PAPE
                                      -----------------------------------------
                                      Kathy L. Pape
                                      Vice President, Treasurer and Rate Counsel



                                  SOVEREIGN SECURITIES CORPORATION,
                                  LLC


                                  By: GEORGE C. WERNER, III
                                      -----------------------------------------
                                      George C. Werner, III
                                      Managing Director

                                   SCHEDULE I

                                 Terms of Bonds

Dated Date:                         May 19, 2005

   Series          Maturity Date         Principal Amount     Rate of Interest          Price              Yield
   ------          -------------         ----------------     ----------------          -----              -----
   A          November 1, 2037                $24,165,000            5.00%               100.970           4.88%
   A          November 1, 2038                 25,375,000            5.00%               100.889           4.89%
   B          November 1, 2036                 21,770,000            5.00%               101.052           4.87%

Interest Payment Dates:    May 1 and November 1, commencing November 1, 2005

Redemption Provisions:

         The 2005 Bonds are subject to redemption as follows:

         OPTIONAL REDEMPTION - SERIES A BONDS. The Series A Bonds are subject to optional redemption prior to maturity by the Authority, at the direction of the Company, on or after November 1, 2015, as a whole or in part at any time, at a redemption price equal to one hundred percent (100%) of the principal amount thereof, plus interest accrued to the date fixed for redemption.

         OPTIONAL REDEMPTION - SERIES B BONDS. The Series B Bonds are subject to optional redemption prior to maturity by the Authority, at the direction of the Company, on or after November 1, 2015, as a whole or in part at any time, at a redemption price equal to one hundred percent (100%) of the principal amount thereof, plus interest accrued to the date fixed for redemption.

         EXTRAORDINARY OPTIONAL REDEMPTION - SERIES A BONDS. The Series A Bonds are subject to redemption, at any time prior to maturity, at the option of the Authority, upon the direction of the Company, in whole, at a Redemption Price of 100% of the principal amount of the Series A Bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption, if any of the following events shall have occurred:

                  (a) The damage or destruction of all or substantially all of the 2005A Facilities to such extent, that, in the reasonable opinion of the Company, the repair and restoration thereof would not be economical; or

                  (b) the taking by condemnation, or the threat thereof, of all or substantially all of the 2005A Facilities or the taking by condemnation of any part, use or control of the 2005A Facilities so as to render them unsatisfactory to the Company for their intended use; or

                  (c) in the Company's reasonable opinion, (1) unreasonable burdens or excessive liabilities shall have been imposed upon the Company with respect to the 2005A Facilities or the operation thereof, including, but not limited to, federal, state or other ad valorem, property, income or other taxes not being imposed on the date of the Agreement other than ad valorem property taxes presently levied upon privately owned property used for the same general purposes as the 2005A Facilities, or (2) the continued operation of the 2005A Facilities is impractical, uneconomical or undesirable for any reason.

         Any such redemption shall be on any date within 180 days following the occurrence of one of the events listed above permitting the exercise of the option.

         EXTRAORDINARY OPTIONAL REDEMPTION - SERIES B BONDS. The Series B Bonds are subject to redemption, at any time prior to maturity, at the option of the Authority, upon the direction of the Company, in whole, at a Redemption Price of 100% of the principal amount of the Series B Bonds to be redeemed, plus interest accrued thereon to the date fixed for redemption, if any of the following events shall have occurred:

                  (a) The damage or destruction of all or substantially all of the 2005B Facilities to such extent, that, in the reasonable opinion of the Company, the repair and restoration thereof would not be economical; or

                  (b) the taking by condemnation, or the threat thereof, of all or substantially all of the 2005B Facilities or the taking by condemnation of any part, use or control of the 2005B Facilities so as to render them unsatisfactory to the Company for their intended use; or

                  (c) in the Company's reasonable opinion, (1) unreasonable burdens or excessive liabilities shall have been imposed upon the Company with respect to the 2005B Facilities or the operation thereof, including, but not limited to, federal, state or other ad valorem, property, income or other taxes not being imposed on the date of the Agreement other than ad valorem property taxes presently levied upon privately owned property used for the same general purposes as the 2005B Facilities, or (2) the continued operation of the 2005B Facilities is impractical, uneconomical or undesirable for any reason.

         Any such redemption shall be on any date within 180 days following the occurrence of one of the events listed above permitting the exercise of the option.

         SPECIAL MANDATORY REDEMPTION - SERIES A BONDS. The Series A Bonds are subject to mandatory redemption in part, on the first interest payment date for which notice can be given in accordance with the Trust Indenture after the Construction Project has been completed and the certificate of the Company with respect thereto required by the Financing Agreement has been filed with the Authority and the Trustee, to the extent of any amounts transferred from the Series A Project Fund to the Series A Debt Service Fund pursuant to the Trust Indenture, at a Redemption Price of 100% of the principal amount of the Series A Bonds to be redeemed, plus accrued interest thereon to the date fixed for redemption.

                                    EXHIBIT A

                          FORM OF APPROVING OPINION OF
                     BALLARD SPAHR ANDREWS & INGERSOLL, LLP

       Upon delivery of the Bonds, Ballard Spahr Andrews & Ingersoll, LLP,
            Philadelphia, Pennsylvania, Bond Counsel, will issue its
             approving opinion in substantially the following form:

          Re: $49,540,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project) Series A of 2005 and $21,770,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project) Series B of 2005
               ----------------------------------------------------------------

Ladies and Gentlemen:

                  We have acted as Bond Counsel to the Delaware County Industrial Development Authority (the "Authority") in connection with the issuance and sale of its $49,540,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project) Series A of 2005 (the "Series A Bonds") and its $21,770,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project) Series B of 2005 (the "Series B Bonds" and, together with the Series A Bonds, the "Bonds"). The Series A Bonds are being issued by the Authority at the request of Aqua Pennsylvania, Inc., as successor to Philadelphia Suburban Water Company (the "Company"), to finance facilities located in the Pennsylvania Counties of Berks, Bucks, Chester, Delaware and Montgomery (the "2005 Project Facilities") for the furnishing of water which is made available on reasonable demand to members of the general public in portions of the Pennsylvania Counties of Berks, Bucks, Chester, Delaware and Montgomery. The Series B Bonds are being issued by the Authority at the request of the Company to provide for the current refunding of $22,000,000 outstanding principal amount of the Authority's Exempt Facilities Revenue Bonds (Philadelphia Suburban Water Company Project) Series of 1995 (the "1995 Bonds"). The 1995 Bonds were issued at the request of the Company to finance facilities located in the Pennsylvania Counties of Bucks, Chester, Delaware and Montgomery (the "1995 Project Facilities" and, together with the 2005 Project Facilities, the "Project Facilities") for the furnishing of water which is made available on reasonable demand to members of the general public in portions of the Pennsylvania Counties of Bucks, Chester, Delaware and Montgomery.

                  The Bonds are issuable in fully registered form, and are being issued under the Trust Indenture dated as of May 1, 2005 (the "Indenture") between the Authority and Wachovia Bank, National Association, as trustee (the "Trustee"). The Authority and the Company are entering into a Financing Agreement dated as of May 1, 2005 (the "Financing Agreement"), pursuant to which the Authority will lend the proceeds of the Bonds to the Company to (i) finance the 2005 Project Facilities and (ii) currently refund the 1995 Bonds.

                  In satisfaction of its obligation under the Financing Agreement with respect to the Bonds, the Company, concurrently with the issuance of the Bonds, is delivering to the Trustee (i) its First Mortgage Bond, 5.00% Series, due 2038, and its First Mortgage Bond 5.00% Series, due 2037 (collectively, the "Series A First Mortgage Bonds") in an aggregate principal amount equal to the principal amount of the Series A Bonds and with principal, premium and interest payments corresponding to the principal, premium and interest payments on the Series A Bonds and (ii) its First Mortgage Bond, 5.00% Series, due 2036 (the "Series B First Mortgage Bond" and, together with the Series A Mortgage Bonds, the "First Mortgage Bonds") in the principal amount equal to the principal amount of the Series B Bonds and with principal, premium and interest payments corresponding to the principal, premium and interest payments on the Series B Bonds. The Authority has assigned its interests under the Financing Agreement with respect to the Bonds, including its right to receive the First Mortgage Bonds and the payments thereunder, to the Trustee for the benefit of the holders of the Bonds.

                  The Internal Revenue Code of 1986, as amended (the "Code") establishes certain requirements which must be met on a continuing basis subsequent to the issuance and delivery of the Bonds for interest on the Bonds to be excluded from the gross income of the holders thereof for federal income tax purposes. For the purposes of the opinion set forth below, we have relied on representations of the Authority and the Company with respect to the application of the proceeds of the Bonds and the 1995 Bonds, the nature of the Project Facilities and other matters solely within the knowledge of the Authority and the Company which we have not independently verified, and have assumed continuing compliance with the covenants in the Indenture, the Financing Agreement and the certificates of the Company with respect to the Project Facilities delivered at closing pertaining to the requirements of those sections of the Code which affect the exclusion from gross income of interest on the Bonds for federal income tax purposes. In the event that such representations are determined to be inaccurate or incomplete or the Authority or the Company fails to comply with the aforementioned covenants, interest on the Bonds could become includable in gross income from the date of issuance, regardless of the date on which the event causing such inclusion occurs.

                  In our capacity as Bond Counsel, we have examined such documents, records of the Authority and other instruments as we deemed necessary to enable us to express the opinions set forth below, including original counterparts or certified copies of the Indenture, the Financing Agreement, the First Mortgage Bonds, the other documents listed in the closing memorandum filed with the Trustee and an executed Water Facilities Revenue Bond (Aqua Pennsylvania, Inc. Project) Series A of 2005 and an executed Water Facilities Revenue Refunding Bond (Aqua Pennsylvania, Inc. Project) Series B of 2005, each as authenticated by the Trustee.

                  Based on the foregoing, it is our opinion that:

                  1. The Authority is a public instrumentality of the Commonwealth of Pennsylvania and a body corporate and politic, organized and existing under Pennsylvania law, with full power and authority to execute and deliver the Financing Agreement and the Indenture, and to issue and sell the Bonds.

                  2. The Financing Agreement and the Indenture have been duly authorized, executed and delivered by the Authority and constitute legal, valid and binding obligations of the Authority enforceable against the Authority in accordance with their respective terms, subject to state and federal laws and equitable principles affecting the enforcement of creditors' rights.

                  3. All right, title and interest of the Authority under the Financing Agreement as they relate to the Bonds, including the right to receive the First Mortgage Bonds and the payments thereunder (except for certain rights to indemnification and to payments in respect of administrative expenses of the Authority), have been effectively assigned to the Trustee by the Indenture.

                  4. The issuance and sale of the Bonds have been duly authorized by the Authority; the Bonds have been duly executed and delivered by the Authority; and, on the assumption that all Bonds have been authenticated by the Trustee, the Bonds are legal, valid and binding obligations of the Authority enforceable against the Authority in accordance with their terms, subject to state and federal laws and equitable principles affecting the enforcement of creditors' rights, and are entitled to the benefit and security of the Indenture.

                  5. Under existing laws as enacted and construed on the date of initial delivery of the Bonds, interest on the Bonds is excludable from gross income for purposes of federal income tax, assuming the accuracy of the certifications of the Authority and the Company and continuing compliance by the Authority and the Company with the requirements of the Code, except that interest on a Bond is not excludable while the Bond is held by a substantial user of the Project Facilities or a related person as provided in the Code. Interest on the Bonds is a tax preference item that is subject to individual and corporate federal alternative minimum tax. Interest on Bonds held by foreign corporations may be subject to the branch profits tax imposed by the Code.

                  Ownership of the Bonds may result in other federal income tax consequences to certain taxpayers, including, without limitation, financial institutions, property and casualty insurance companies, individual recipients of social security or railroad retirement benefits, certain S corporations and taxpayers who may be deemed to have incurred or continued debt to purchase or carry the Bonds. Bond Counsel expresses no opinion as to these matters.

                  6. Under the existing laws of the Commonwealth of Pennsylvania as enacted and construed on the date of initial delivery of the Bonds, interest on the Bonds is exempt from Pennsylvania personal income tax and Pennsylvania corporate net income tax, and the Bonds are exempt from personal property taxes in Pennsylvania.

                  We do not express any opinion herein as to the adequacy or accuracy of the Official Statement of the Authority pertaining to the offering of the Bonds.

                  We call your attention to the fact that the Authority's obligation to make payments in respect of the Bonds is limited to moneys received from payments to be made by the Company pursuant to the First Mortgage Bonds and as provided in the Indenture and that the Bonds do not pledge the credit or taxing power of the County of Delaware or the Commonwealth of Pennsylvania or any political subdivision thereof. The Authority has no taxing power.

                                                              Very truly yours,

                                    EXHIBIT B

                         FORM OF SUPPLEMENTAL OPINION OF
                     BALLARD SPAHR ANDREWS & INGERSOLL, LLP


                                                              May 19, 2005



Sovereign Securities Corporation, LLC
1500 Market Street
Centre Square - Concourse
Philadelphia, Pennsylvania  19102

          Re: $49,540,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series A of 2005; and $21,770,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series B of 2005
               ----------------------------------------------------------------

Ladies and Gentlemen:

                  Reference is made to our opinion as bond counsel identified as Closing Item No. __ delivered to you concurrently herewith and relating to the above-referenced Bonds (the "Bonds"). At your request we have undertaken a review of certain other matters pertaining to the Bonds. All terms are used herein with the same meanings ascribed to them in the Official Statement dated May 10, 2005 (the "Official Statement") prepared in connection with the public offering of the Bonds.

                  Based on the review described in our bond opinion, it is our opinion that:

                  1. The Bond Purchase Agreement dated May 10, 2005 (the "Bond Purchase Agreement"), among you, the Company and the Authority has been duly authorized, executed and delivered by the Authority and constitutes the legal, valid and binding obligation of the Authority enforceable against the Authority in accordance with its terms, except as enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and general principles of equity.

                  2. The information in the Official Statement under the captions: "INTRODUCTORY STATEMENT - Description of the Bonds" and "- Security for the Bonds," "THE BONDS" (other than the information under the sub-caption "Book-Entry Only System") and "SECURITY FOR THE BONDS" (other than the information under the sub-captions "The Mortgage" and "Additional Parity Indebtedness") and the information set forth in Appendix C to the Official Statement (other than information under the headings "THE FIRST MORTGAGE BONDS AND THE MORTGAGE"), insofar as such information purports to summarize provisions of the Bonds, the Indenture and the Agreement, fairly and accurately summarize such information in all material respects. The information in the Official Statement under the caption "TAX MATTERS" and the information set forth in Appendix E to the Official Statement accurately reflect our firm's opinion with respect to the matters discussed therein in all material respects.

                  3. It is not necessary in connection with the offering and sale of the Bonds to register the Bonds under the Securities Act of 1933, as amended, or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

                  This letter is furnished by us solely for your benefit in connection with the provisions of the Bond Purchase Agreement and may not be relied upon by any other persons for any purpose without our express written permission.

                                                              Very truly yours,

C-4
858497.8 8/2/05
                                    EXHIBIT C

                  FORM OF OPINION OF COUNSEL FOR THE AUTHORITY


                                                              May 19, 2005


Delaware County Industrial Development         Ballard Spahr Andrews & Ingersoll
Authority                                      Mellon Bank Center
200 E. State Street                            1735 Market Street, 51st Floor
Suite 205 Media, PA  19008                     Philadelphia, PA  19103


Sovereign Securities Corporation, LLC
1500 Market Street
Centre Square - Concourse
Philadelphia, PA  19102


          Re: Delaware County Industrial Development Authority, $49,540,000 Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project) Series A of 2005 and $21,770,000 Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project) Series B of 2005 (collectively, the "Bonds")
               ----------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as counsel to the Delaware County Industrial Development Authority ("Authority") in connection with the authorization, execution and issuance by the Authority of the captioned Bonds ("Bonds"). This opinion is being rendered pursuant to Section 11(c)(iii) of the Bond Purchase Agreement, dated May 10, 2005 (the "Bond Purchase Agreement") by and among Sovereign Securities Corporation, LLC ("Underwriter"), Aqua Pennsylvania, Inc. ("Borrower") and the Authority. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Bond Purchase Agreement.

         As the basis for this opinion, we have examined the Pennsylvania Economic Development Financing Law, 73 P.S. ss.ss. 371 et seq., as amended ("Act"); the Resolution of the Authority relating to the Bonds adopted on April 22, 2005 ("Resolution"), and such other documents, certificates and records of the Authority and other instruments and matters of law as we have deemed necessary to enable us to express the opinion set forth below, including, without limitation, original counterparts or certified copies of the Trust Indenture, dated as of May 1, 2005 ("Indenture"), between the Authority and Wachovia Bank, National Association, as trustee ("Trustee"), the Financing Agreement, dated as of May 1, 2005 ("Financing Agreement"), between the Authority and the Borrower), the Escrow Deposit Agreement dated the date hereof ("Escrow Agreement") among the Authority, the Borrower, the Trustee and J.P. Morgan Trust Company, National Association, as escrow agent and the Bond Purchase Agreement. The Indenture, the Loan Agreement, the Escrow Agreement and the Bond Purchase Agreement are collectively referred to herein as the "Authority Documents".

         We have assumed and relied upon the truth, completeness, authority and accuracy of all documents, certificates and instruments examined and the authenticity of all signatures thereon.

         We have also assumed that each of the documents referred to herein are, where appropriate, duly authorized and executed by and valid and legally binding obligations of, and enforceable in accordance with their terms against all parties thereto other than the Authority and that the actions required to be taken or consents required to be obtained by such parties have been taken and obtained. In rendering this opinion, we have also assumed that such parties have acted in full compliance with the terms of all applicable laws, regulations and orders.

         As to questions of fact material to this opinion, we have relied upon certificates and representations of officers and representatives of the Authority or of other public officials, without independent investigation.

         We have not made any independent investigation in rendering this opinion other than the examination described above. Our opinion is therefore qualified in all respects by the scope of that examination.

         Our opinions are specifically limited to the present internal laws of the Commonwealth of Pennsylvania ("Commonwealth") and present federal law and no opinion is expressed as to the effect the laws of any other jurisdiction might have upon the subject matter of the opinions expressed herein under conflict of laws principles or otherwise.

         Based upon the foregoing, and subject to the limitations, assumptions, qualifications and exceptions set forth herein, we are of the opinion that:

         1. The Authority is a body corporate and politic constituting an instrumentality of the Commonwealth and is duly created and existing pursuant to the Act.

         2. The Authority has duly authorized the execution and issuance of the Bonds and the execution and delivery of the Authority Documents. The Bonds have been duly and validly executed and delivered by the Authority and the Authority Documents have each been duly and validly executed and delivered by the Authority and the Bonds and each of the Authority Documents are valid and binding agreements of the Authority, enforceable against the Authority in accordance with their respective terms.

         3. The execution and the issuance by the Authority of the Bonds, the execution and delivery by the Authority of the Authority Documents and performance by the Authority of the Authority's obligations under the Bonds and the Authority Documents, do not conflict with or constitute on a part of the Authority a violation of, breach of or default under any existing constitutional provision or statute of the Commonwealth applicable to the Authority, or, to our knowledge without having undertaken any independent investigation, any indenture, mortgage, deed of trust, resolution, note agreement or other agreement or instrument to which the Authority is a party or by which the Authority is bound and which is known to us, or, to our knowledge, without having undertaken any independent investigation, any order, rule or regulation of any court, governmental agency or body of the Commonwealth having jurisdiction over the Authority or any of its activities or property.

         4. To our knowledge, without having undertaken any independent investigation, there is no action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, pending or threatened against the Authority, wherein an unfavorable decision, ruling or finding would materially and adversely affect the obligations of the Authority under the Bonds.

         5. The Authority has approved the distribution of the Preliminary Official Statement dated April 29, 2005 and the Official Statement dated May 10, 2005 ("Official Statement") by the Underwriter in connection with the offering of the Bonds.

         6. The information contained in the Official Statement under the heading "INTRODUCTORY STATEMENT - The Authority" and "THE AUTHORITY" has been reviewed by us and nothing has come to our attention which would lead us to believe that such information contains any untrue statement of a material fact or omits to state a material fact which is required to be stated therein or which is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading in any material respect.

         The opinions expressed herein are subject in all respects to the following qualifications: (a) no opinion is rendered as to the availability of equitable remedies including, but not limited to, specific performance and injunctive relief, whether enforceability is considered in a processing in equity or at law; (b) no opinion is rendered as to the effect of bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium and other similar laws or legal principles affecting creditors' rights or remedies; (c) no opinion is rendered as to the creation, perfection or priority of any lien or security interest; (d) no opinion is rendered with respect to any "blue sky" or other securities laws of the Commonwealth or of other jurisdictions; and (e) no opinion is rendered with regard to any federal income tax law or regulation or any state tax law or regulation of the Commonwealth or of other jurisdictions.

         No opinion is expressed as to the validity or enforceability of any provisions of the Authority Documents: (a) allowing any person or entity to institute judicial or non-judicial proceedings or to exercise any other rights, without notice to the person or entity against whom enforcement is sought; (b) waiving any right or defense of any person or entity; (c) providing or implying the availability of self-help in any particular event or circumstances; (d) relating to court costs or legal fees which may be properly chargeable or recoverable in any judicial proceedings; (e) relating to indemnification; and
(f) relating to confession of judgment.

         We call your attention to the fact that the Bonds are special and limited obligations of the Authority, payable solely from the payments derived by the Authority under the Financing Agreement. The Bonds are not obligations or liabilities of the Commonwealth or the County of Delaware, Pennsylvania or any other political subdivision thereof nor do the Bonds pledge the credit of the Commonwealth or the County of Delaware, Pennsylvania or any other political subdivision thereof nor do the Bonds pledge the credit of the Authority (other than to the limited extent described above). The Authority has no taxing power.

         This opinion is given as of the date hereof. No opinion is expressed as to any matter not set forth in the numbered paragraphs herein. We make no undertaking to supplement this opinion if facts or circumstances hereafter come to our attention or changes in law occur after the date hereof. This opinion is rendered solely in connection with the original delivery and payment for the Bonds on the date hereof, and may not be relied upon for any other purpose. This opinion may not be relied upon by any other person, including any purchaser of the Bonds from the Underwriter or otherwise or for any other purpose, nor may this opinion be distributed, quoted or disclosed to any person, firm or entity without the prior written consent in each instance of a partner of the undersigned firm.

                                                              Very truly yours,



                                                              BLANK ROME LLP

                                    EXHIBIT D

             FORM OF OPINIONS OF THE COMPANY'S LEGAL COUNSEL AND THE
            COMPANY'S SENIOR VICE PRESIDENT - LAW AND ADMINISTRATION



                                                                    May 19, 2005

Delaware County Industrial Development Authority
200 East Street, Suite 205
Media, PA  19063

Sovereign Securities Corporation, LLC
1500 Market Street
Philadelphia, PA 19102


          Re: $49,540,000 Aggregate Principal Amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series A of 2005 and $21,770,000 Aggregate Principal Amount of Delaware County Industrial Development Authority Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project), Series B of 2005
               ---------------------------------------------------------------

Ladies and Gentlemen:

         We have acted as counsel to Aqua Pennsylvania, Inc. (the "Company") in connection with (i) the issuance by Delaware County Industrial Development Authority (the "Authority"), and the sale to Sovereign Securities Corporation, LLC pursuant to that certain Bond Purchase Agreement dated May 10, 2005 (the "Purchase Agreement"), of $49,540,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc.), Series A of 2005 and $21,770,000 aggregate principal amount of Delaware County Industrial Development Authority Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project), Series B of 2005 (collectively, the "Authority Bonds"), and (ii) the issuance and delivery of $24,165,000 principal amount of the Company's First Mortgage Bond, 5.00% Series due 2037, $25,375,000 principal amount of the Company's First Mortgage Bond, 5.00% due 2038, and $21,770,000 principal amount of the Company's First Mortgage Bond, 5.00% Series due 2036 (collectively, the "First Mortgage Bonds"), issued under an Indenture of Mortgage (the "Original Mortgage") dated as of January 1, 1941, as amended and supplemented by supplemental indentures thereto, including the Thirty-Ninth Supplemental Indenture dated as of May 1, 2005 (the "Thirty-Ninth Supplemental Indenture") under which J.P. Morgan Trust Company, National Association is trustee (the "Mortgage Trustee"). The Original Mortgage as amended and supplemented is hereinafter called the "Mortgage". Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Purchase Agreement.

         We have examined and reviewed, among other things:

         (a) a copy of the Articles of Incorporation of the Company, as amended and restated and now in effect;

         (b)      a copy of the bylaws of the Company as now in effect;

         (c) resolutions of the Board of Directors of the Company authorizing the execution and delivery of the Purchase Agreement, the Financing Agreement, the Thirty-Ninth Supplemental Indenture, the First Mortgage Bonds, the Continuing Disclosure Agreement and the Official Statement;

         (d)      the Purchase Agreement;

         (e) the Financing Agreement dated as of May 1, 2005 (the "Financing Agreement") between the Authority and the Company;

         (f) the Continuing Disclosure Agreement dated as of May 1, 2005 (the "Continuing Disclosure Agreement") between the Company and Wachovia Bank, National Association, as trustee for the Authority Bonds (the "Trustee");

         (g) the Escrow Deposit Agreement dated as of May 1, 2005 (the "Escrow Agreement") among the Authority, the Company, the Trustee and J.P. Morgan Trust Company, National Association, as trustee and escrow agent for the bonds being refunded by the Series B of 2005 Authority Bonds;

         (h) the Official Statement relating to the Authority Bonds dated May 10, 2005 (the "Official Statement");

         (i) the Securities Certificate relating to the issue and sale of the First Mortgage Bonds, filed by the Company with the Pennsylvania Public Utility Commission pursuant to the provisions of Chapter 19 of the Pennsylvania Public Utility Code, and a copy of the Order of the Public Utility Commission registering such Securities Certificate, certified by the Secretary of the Pennsylvania Public Utility Commission;

         (j) a Subsistence Certificate from the Secretary of the Commonwealth with respect to the Company;

         (k) executed counterparts of the Original Mortgage and of the Thirty-Ninth Supplemental Indenture supplemental thereto and evidence satisfactory to us of the due recordation thereof in the Counties of Adams, Berks, Bradford, Bucks, Carbon, Chester, Columbia, Cumberland, Delaware, Forest, Juniata, Lackawanna, Lawrence, Luzerne, Mercer, Monroe, Montgomery, Northampton, Northumberland, Pike, Schuylkill, Snyder, Susquehanna, Wayne and Wyoming, Pennsylvania;

         (l) the documents delivered to the Mortgage Trustee in connection with the authentication of the First Mortgage Bonds pursuant to the provisions of Sections 2(B) and 3 of Article IV of the Original Mortgage;

         (m) the First Mortgage Bonds delivered to the Trustee at the Closing held today;

         (n) the certificates of the Company and other documents delivered to the Mortgage Trustee at the Closing;

         (o) a certificate of the Company and various bringdown title searches by Commonwealth Land Title Insurance Company in the Counties of Adams, Berks, Bradford, Bucks, Carbon, Chester, Columbia, Cumberland, Delaware, Forest, Juniata, Lackawanna, Lawrence, Luzerne, Mercer, Monroe, Montgomery, Northampton, Northumberland, Pike, Schuylkill, Snyder, Susquehanna, Wayne and Wyoming, Pennsylvania, each dated as of a recent date (collectively, "Title Searches"), as to matters relating to title to real estate and the lien of the Mortgage thereon, on which certificate and searches we are relying for the purposes of this opinion; and

         (p) various certificates of officers of the Company relating to title to real property and the priority of any lien thereon.

         In rendering this opinion, we have assumed that all signatures on documents and instruments examined by us are genuine (except signatures of the Company on the Purchase Agreement, the Thirty-Ninth Supplemental Indenture, the Financing Agreement, the First Mortgage Bonds, the Escrow Agreement, and the Continuing Disclosure Agreement (collectively, the "Company Documents") and the Official Statement), the authenticity of all documents submitted to us as originals and the conformity with the original documents of all documents submitted to us as copies. We have also assumed, with your permission, that none of the signatories of the documents and instruments referred to above is an affiliate of the Company within the meaning of 66 Pa.C.S. ss.2101 (1989).

         As to questions of fact material to the opinions hereinafter expressed, we have relied solely and without investigation upon certificates of public officials, certificates of officers of the Company and the representations of the Company contained in the Company Documents (including the exhibits and schedules to such documents) and the certificates and other documents delivered pursuant thereto. To the extent that the opinions contained herein are given to the best of our knowledge, such knowledge means the actual knowledge of those attorneys within our firm who have provided substantive representation to the Company in connection with this financing, without investigation and inquiry, and does not include matters of which such attorneys could be deemed to have constructive knowledge.

         In rendering this opinion, we have also assumed that each of the Company Documents has been duly authorized, executed and delivered by each party thereto (other than the Company) and that each of the Company Documents is binding and enforceable against each such party in accordance with its respective terms.

         Further, as to matters relating to title to real estate and the lien of the Mortgage, we have relied exclusively upon various certificates of officers of the Company and the Title Searches and we have not made, nor undertaken to make, any investigation or inquiry with respect to title to real property or the priority of any lien thereon.

         We are generally familiar with the Company's operations as a public utility within the Commonwealth of Pennsylvania (the "Commonwealth").

         Based upon the foregoing and such other examination of fact and law as we have deemed necessary for purposes of this opinion, we are of the opinion that:

         1. The Company was organized and subsists under the laws of the Commonwealth, with power (corporate and other) to own its properties and conduct its business as described in the Official Statement.

         2. The Company has the corporate power and authority to enter into and perform the Purchase Agreement, the Financing Agreement, the First Mortgage Bonds, the Thirty-Ninth Supplemental Indenture, the Escrow Agreement and the Continuing Disclosure Agreement. The execution, delivery and performance by the Company of the Financing Agreement, the Bond Purchase Agreement, the First Mortgage Bonds, the Thirty-Ninth Supplemental Indenture, the Escrow Agreement and the Continuing Disclosure Agreement have been duly authorized by all requisite corporate action.

         3. The Purchase Agreement, the Financing Agreement, the Escrow Agreement and the Continuing Disclosure Agreement constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

         4. Each First Mortgage Bond has been duly authorized, executed, authenticated, issued and delivered and each constitutes a valid and legally binding obligation of the Company entitled to the benefits provided by the Mortgage.

         5. The First Mortgage Bonds are not subject to the registration requirements of the 1933 Act.

         6. The Mortgage constitutes a direct, valid and enforceable mortgage lien (except as enforceability of such lien may be limited by bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights) upon all of the properties and assets of the Company (not heretofore released as provided for in the Mortgage) specifically or generally described or referred to in the Mortgage as being subject to the lien thereof, except for permitted liens under the Mortgage; the Original Mortgage, either separately or as an exhibit to the Thirty-Fifth Supplemental Indenture dated as of January 1, 2002 or the Thirty-Eighth Supplemental Indenture dated as of November 15, 2004, and the Thirty-Ninth Supplemental Indenture have been properly recorded in the Counties of Adams, Berks, Bradford, Bucks, Carbon, Chester, Columbia, Cumberland, Delaware, Forest, Juniata, Lackawanna, Lawrence, Luzerne, Mercer, Monroe, Montgomery, Northampton, Northumberland, Pike, Schuylkill, Snyder, Susquehanna, Wayne and Wyoming in the Commonwealth and such recordations are the only recordations necessary in order to establish, preserve, protect and perfect the lien of the Mortgage on all real estate and fixed property of the Company (excluding easement and other similar rights) described in the Mortgage as subject to the lien thereof.

         7. In each of the following cases with such exceptions as are not material and do not interfere with the conduct of the business of the Company, the Company has good and marketable title to all of its real property currently held in fee simple; good and marketable title to all of its other interests in real property (other than to certain rights of way, easements, occupancy rights, riparian and flowage rights, licenses, leaseholds, and real property interests of a similar nature); and good and marketable title to all personal property owned by it; in each case free and clear of all liens, encumbrances and defects except such as may be described in the Official Statement, the lien of the Mortgage, permitted liens under the Mortgage or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company; and any real property and buildings held under lease by the Company are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company.

         8. The Company is not a holding company, a registered holding company or an affiliate of a registered holding company within the meaning of the Public Utility Company Holding Act of 1935, as amended.

         9. The Mortgage and the First Mortgage Bonds conform in all material respects as to legal matters to the descriptions thereof in the Official Statement.

         Without having undertaken to determine independently the accuracy, completeness and fairness of the statements contained in the Official Statement, nothing has come to our attention in connection with our representation of the Company in respect of the issuance of the First Mortgage Bonds which leads us to believe that the information with respect to the Company contained in the Official Statement (including Appendix A and the information incorporated therein by reference) contains any untrue statement of a material fact or omits to state a material fact which is required to be stated therein or which is necessary to make such information and descriptions, in the light of the circumstances under which they were made, not misleading in any material respect.

                  The foregoing opinions are subject to the following qualifications:
                  (i) The opinions expressed in paragraphs 3 and 4 are subject to the qualifications that the enforceability of the First Mortgage Bonds are subject to (i) applicable bankruptcy, insolvency, reorganization, moratorium, and other similar laws of general application relating to or affecting creditors' rights, (ii) certain provisions of Pennsylvania law affecting the availability of certain remedies, and (iii) the further qualification that the availability of specific performance, injunctive relief or other equitable remedies is subject to the discretion of the court before which any proceeding therefor may be brought.

                  (ii) Our opinions are subject to limitations imposed by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in proceedings at law or in equity).

                  (iii) We express no opinion as to the enforceability with respect to any provisions purporting to waive the effect of applicable laws and remedies and any provisions releasing any party from, or requiring indemnification for, liability for gross negligence, recklessness or willful misconduct.

                  (iv) Any requirements in any of the documents specifying that provisions of a document may only be waived in writing may not be enforced to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such document.

                  (v) We express no opinion as to the applicability to the transactions contemplated by the Company Documents of Section 548 of the Bankruptcy Code or any applicable state law relating to fraudulent transfers and obligations.

                  (vi) Other applicable local, state and federal laws, regulations and ordinances, court decisions and constitutional requirements may limit or render unenforceable certain of the rights or remedies contained in the Company Documents, but in our opinion, none of the same would materially impair the practical realization of the benefits intended to be provided by the Company pursuant to the Company Documents.

                  (vii) Our opinion is limited in all respects to the laws of the Commonwealth in effect as of the date hereof and we express no opinion as to the laws of any other jurisdiction.

                  (viii) This opinion is limited to the matters set forth herein, no opinion may be inferred or implied beyond the matters expressly stated herein, and our statements contained in the opinion portion of this letter must be read in conjunction with the assumptions, limitations, exceptions and qualifications set forth in this letter.

                  (ix) The opinions herein are expressed as of the date hereof only and not as of some future date. We undertake no responsibility to advise you of any change in law or new laws, regulations or judicial decisions in the future. Nor do we assume any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention. References to "laws," "regulations" and "judicial decisions" herein shall include only officially published laws and regulations of the Commonwealth of Pennsylvania.

         This opinion is solely for the benefit of each of you and the benefit of any subsequent holder of the First Mortgage Bonds or the Authority Bonds and may not be relied upon by any other person or for any other purpose.

                                      Very truly yours,

                        [Letterhead of Aqua Pennsylvania]

                                                                    May 19, 2005


Sovereign Securities Corporation, LLC
1500 Market Street
Philadelphia, PA 19102




          Re: $49,540,000 Aggregate Principal Amount of Delaware County Industrial Development Authority Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series A of 2005 and $21,770,000 Aggregate Principal Amount of Delaware County Industrial Development Authority Water Facilities Revenue Refunding Bonds (Aqua Pennsylvania, Inc. Project), Series B of 2005 (collectively, the "Authority Bonds")
               ---------------------------------------------------------------

Ladies and Gentlemen:

         I am Senior Vice President-Law and Administration for Aqua Pennsylvania, Inc. (the "Company").

         Pursuant to Section 11(c)(iv) of the Bond Purchase Agreement dated May 10, 2005 (the "Purchase Agreement") among the Authority, the Underwriter and the Company (f/k/a Pennsylvania Suburban Water Company, as successor by merger to Philadelphia Suburban Water Company) relating to the Authority Bonds, I have been asked to render an opinion to you regarding certain matters involving the Company. Capitalized terms used herein and not otherwise defined shall have the definitions ascribed to such terms in the Purchase Agreement.

         In rendering this opinion, I have assumed the following:

                  i. the genuineness of all signatures (other than the signatures of the Company on the Thirty-Ninth Supplemental Mortgage, as hereinafter defined);

                  ii. the authenticity and completeness of all documents submitted to me as originals;

                  iii. the conformity to original documents of all documents submitted to me as copies, and the authenticity of the originals of such copies;

                  iv. the entity executing the Mortgage as trustee is duly organized and validly existing, in good standing under the laws of the jurisdiction of its organization, is properly qualified to do business in all jurisdictions in which the business conducted by it makes such qualification necessary and has all necessary legal and corporate power and authority to enter into and perform its obligations under the Mortgage;

                  v. the due authorization, execution and delivery of the Mortgage by or on behalf of the party thereto other than the Company;

                  vi. the enforceability against each party thereto (other than the Company) of the Mortgage in accordance with its respective terms; and

                  vii. that the execution, delivery and performance of the Mortgage by the entity other than the Company which is party thereto does not and will not conflict with, result in any breach of, or constitute a default under any order, writ, injunction or decree of any court or governmental authority, or any agreement, indenture or other instrument, to which any such party is a party or by which it or its properties are bound, and that all necessary approvals, consents, permits, registrations, filings or other notices to or grants of authority from any federal or local governmental body necessary for the execution, delivery and performance of the Mortgage by each party thereto (other than the Company) have been duly received or made, with all appeal periods expired and no appeals taken.

         I am making each of the foregoing assumptions with your permission and with the disclaimer that we make no representation as to the accuracy of such assumptions, although I have no knowledge that any such assumption is untrue.

         In my opinion:

         1. In each of the following cases with such exceptions as are not material and do not materially interfere with the conduct of the business of the
Company: (a) the Company has all licenses, franchises, permits, authorizations, rights, approvals, consents and order of all governmental authorities or agencies necessary for the ownership or lease of the properties owned or leased by it and for the operation of the business carried on by it as described in the Official Statement, and all water rights, riparian rights, easements, rights of way and other similar interests and rights described or referred to in the Mortgage necessary for the operation of the business carried on by it as described in the Official Statement; (b) except as otherwise set forth in the Official Statement, all such licenses, franchises, permits, orders, authorizations, rights, approvals and consents are in full force and effect and contain no unduly burdensome provisions; (c) to the best of my knowledge, except as otherwise set forth in the Official Statement, there are no legal or governmental proceedings pending or, to my knowledge, threatened that would result in a material modification, suspension or revocation thereof; and (d) the Company has the legal power to exercise the rights of eminent domain for the purposes of conducting its water utility operations.

         2. The issue and sale of the Bonds; the issue and delivery of the First Mortgage Bonds and the compliance by the Company with all of the applicable provisions of the First Mortgage Bonds and the Mortgage; and the execution, delivery and performance by the Company of the Thirty-Ninth Supplemental Mortgage, the Financing Agreement, the Purchase Agreement, the Escrow Agreement and the Continuing Disclosure Agreement will not materially conflict with or result in a material breach of any of the terms or provisions of, or constitute a material default under, or result in the creation or imposition of any material lien, charge or encumbrance (other than the lien of the Mortgage) upon any of the property or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in a violation of the provisions of the Articles of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property. No consent, approval, authorization, order, registration or qualification of or with any court or any such regulatory authority or other governmental body not already obtained is required for the issue and delivery of the First Mortgage Bonds, the execution, delivery and performance of the Purchase Agreement, the Financing Agreement, the Thirty-Ninth Supplemental Mortgage, the First Mortgage Bonds, the Escrow Agreement and the Continuing Disclosure Agreement, or the consummation of the other transactions contemplated by the Purchase Agreement or the Mortgage.

         3. There are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject, other than as set forth in the Official Statement and other than litigation incident to the kind of business conducted by the Company, wherein an unfavorable ruling, decision or finding is likely that would have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company.

         4. Each of the Indenture of Mortgage dated as of January 1, 1941 (the "Original Mortgage"), between the Company and The Philadelphia Company for Insurance on Lives and Exacting Annuities (now J.P. Morgan Trust Company, National Association, as successor in interest), as trustee (the "Trustee") and the thirty-nine indentures supplemental thereto, including the Thirty-Ninth Supplemental Indenture dated as of May 1, 2005 between the Company and the Trustee (the Original Mortgage as so supplemented and amended, the "Mortgage") was duly authorized, executed and delivered by the Company and the Mortgage constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws relating to creditors' rights generally from time to time in effect, and subject, as to enforceability, to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law).

         The foregoing opinions are subject to the following qualifications:

                  i. The enforceability of the Mortgage, including, without limitation, any non-judicial and self-help remedies and waivers contained therein, may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors generally and are subject to limitations imposed by general principles of equity, including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is considered in proceedings at law or in equity), public policy and applicable law which may limit the availability of the remedies provided for therein,

                  ii. I express no opinion as to the adequacy of any notice with respect to the disposition of any collateral. I also express no opinion as to the effectiveness or enforceability of provisions relating to waivers of notice or waivers of other rights, severability, prepayment fees or penalties, choice of law, or any provisions which release or limit the Company's liability or relate to cumulative remedies or, to the extent they purport to or would have the effect of compensating the Company in amounts in excess of any actual loss suffered by the Company, provisions relating to the payment of a default rate of interest.

                  iii. I express no opinion as to enforceability with respect to any provisions in the Mortgage executed by the Company purporting to waive the effect of applicable laws and remedies and any provisions releasing any party from, or requiring indemnification for, liability for gross negligence, recklessness or willful misconduct.

                  iv. Requirements in the Mortgage specifying that provisions of the Mortgage may only be waived in writing may not be enforced to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such Mortgage.

                  v. My opinion is limited in all respects to laws of the Commonwealth of Pennsylvania in effect as of the date hereof and we express no opinion as to the laws of any other jurisdiction.

                  vi. This opinion is limited to the matters set forth herein, no opinion may be inferred or implied beyond the matters expressly stated herein, and our statements contained in the opinion portion of this letter must be read in conjunction with the assumptions, limitations, exceptions and qualifications set forth in this letter.

                  vii. The opinions herein are expressed as of the date hereof only and not as of some future date. I undertake no responsibility to advise you of any change in law or new laws, regulations or judicial decisions in the future nor do I assume any obligation to update or supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention. References to "laws," "regulations" and "judicial decisions" herein shall include only officially published laws and regulations of the Commonwealth of Pennsylvania.

         This opinion is solely for your benefit and may not be relied upon by any other person or for any other purpose.

                                      Very truly yours,


                                      Roy H. Stahl

                                    EXHIBIT E

                           CERTIFICATE OF UNDERWRITER


         Reference is made to the Bond Purchase Agreement dated May 10, 2005 (the "Agreement") among Delaware County Industrial Development Authority (the "Authority"), Aqua Pennsylvania, Inc. and Sovereign Securities Corporation, LLC (the "Underwriter") with respect to the Authority's Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series A of 2005 and Water Facilities Revenue Bonds (Aqua Pennsylvania, Inc. Project), Series B of 2005 (collectively, the "2005 Bonds").

         The Underwriter hereby certifies as follows:

         The Underwriter will be paid an underwriting discount of $1,069,650 with respect to the 2005 Bonds. In connection with any investment of proceeds of the Bonds, the Underwriter has not been paid a fee, paid a fee or caused a fee to be paid (and will not be paid a fee, pay a fee or cause a fee to be paid) to any other person, company, partnership, entity or the like in connection with any such investments. Moreover, the Underwriter has no reason to believe that any person, company, partnership, entity or the like received a fee (or will receive a fee) from the provider of any such investments, except as has been expressly disclosed in writing to the Authority on or prior to the date hereof.

         This Certificate of Underwriter is executed and delivered on May 19, 2005.



                                      SOVEREIGN SECURITIES CORPORATION, LLC



                                      By:
                                         ------------------------------------
                                           George C. Werner, III
                                           Managing Director